UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(888) 987-6764

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 16, 2026, LiveRamp Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MMS USA Holdings, Inc., a Delaware corporation (“Parent”) and a wholly owned subsidiary of Publicis (defined below), Covey Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for the purpose of Section 10.14 thereto, Publicis Groupe S.A., a French société anonyme (“Publicis”), pursuant to which, among other things, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a direct wholly owned subsidiary of Parent.

The Board of Directors of the Company (the “Company Board”) has unanimously (i) determined that the terms of the Merger Agreement and the transactions contemplated thereby, including the Merger, are fair to, and in the best interests of, the Company and its stockholders, (ii) determined that it is in the best interests of the Company and its stockholders and declared it advisable to enter into the Merger Agreement, (iii)  approved the execution and delivery of the Merger Agreement by the Company, the performance by the Company of its covenants and agreements contained therein and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein and (iv) resolved to recommend that the Company’s stockholders approve the transactions, including the Merger, and adopt the Merger Agreement.

The Merger Agreement

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $0.10 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any (i) Company Common Stock owned by stockholders that have properly perfected their rights of appraisal within the meaning of Section 262 of the Delaware General Corporation Law (the “DGCL”), (ii) Company Common Stock owned by the Company, Parent or Merger Sub and (iii) Company Common Stock owned by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) or of the Company) will be converted into the right to receive $38.50 in cash, without interest (the “Merger Consideration”).

In addition, the Merger Agreement provides for the following treatment of the Company’s equity awards at the Effective Time:

•	Options: Each outstanding option to purchase shares of Company Common Stock (each, a “Company Option”) will be converted into a restricted cash award in an amount equal to (i) the excess of the Merger Consideration over the applicable exercise price per share of such Company Option multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time but will vest in full following certain qualifying terminations of employment that occur prior to the 24-month anniversary of the Effective Time in accordance with the Merger Agreement.

•	Restricted Stock Awards: Each outstanding award of restricted shares of Company Common Stock (each, a “Company Restricted Stock Award”) will be converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time, but will vest in full following certain qualifying terminations of employment that occur prior to the 24-month anniversary of the Effective Time in accordance with the Merger Agreement.

•	Company Restricted Stock Unit Awards and Performance Stock Unit Awards: Each outstanding time-vesting restricted stock unit award (each, a “Company RSU Award”) and each outstanding performance-vesting restricted stock unit award (each, a “Company PSU Award”) will be converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to such Company RSU Award or Company PSU Award (determined based on (x) in the case of Company PSU Awards granted on or prior to December 31, 2025, that are subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants), (y) in the case of all other Company PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of Company PSU Awards granted after December 31, 2025, target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award will otherwise be subject to the same terms and conditions as applicable before the Effective Time, except that the performance-based vesting conditions applicable to Company PSU Awards will cease to apply, and the awards will vest in full following certain qualifying terminations of employment that occur prior to the 24 month anniversary of the Effective Time in accordance with the Merger Agreement.

The consummation of the Merger is subject to various conditions, including, among others, customary conditions relating to: (i) approval of the Merger and the adoption of the Merger Agreement by the Company’s stockholders (the “Company Stockholder Approval”); (ii) the absence of any law or order making unlawful or restraining, enjoining or otherwise prohibiting consummation of the Merger; (iii) (a) expiration or termination of any applicable waiting periods (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (b) the receipt of certain non-U.S. antitrust and foreign direct investment approvals and (c) the receipt of the CFIUS Approval (as defined in the Merger Agreement); (iv) the absence of any material adverse effect with respect to the Company; and (v) other customary conditions relating to the accuracy of representations and warranties and performance of covenants.

The Merger Agreement also contains customary representations, warranties and covenants of the Company, Parent and Merger Sub, including, among others, covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. Each of the Company and Parent will use its respective reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable under applicable law to consummate the transactions contemplated in the Merger Agreement. In addition, the Company has agreed to customary “no shop” restrictions on the Company’s ability to solicit any Acquisition Proposal (as defined in the Merger Agreement) and to enter into any Company Acquisition Agreement (as defined in the Merger Agreement). Notwithstanding the limitations applicable under the “no-shop” restrictions, if, after the date of the Merger Agreement and prior to the date on which the Company Stockholder Approval is obtained, the Company receives a bona fide written Acquisition Proposal that did not result from a breach of the Company’s obligations under the “no-shop” restrictions and the Company Board determines in good faith, after consultation with its outside financial advisors and outside legal counsel, that such Acquisition Proposal (i) constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement) and (ii) the failure to take such action would be a breach of its fiduciary duties under applicable law, the Company may engage in discussions or negotiations with and may provide nonpublic information relating to the Company to the person making such Acquisition Proposal and change its recommendation that the Company’s stockholders approve the adoption of the Merger Agreement, subject to certain notice rights, execution of confidentiality agreements and match rights in favor of Parent.

If the Merger is consummated, the Company Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that such delisting and termination will not be effective until at or after the Effective Time.

The Merger Agreement provides for certain customary termination rights of the Company and Parent, including, among others, (i) the Company’s right to terminate the Merger Agreement prior to the time the Company Stockholder Approval is obtained, in certain circumstances and subject to certain limitations, to accept a Superior Proposal, (ii) Parent’s right to terminate the Merger Agreement if the Company Board changes its recommendation that the Company’s stockholders approve the Merger and adopt the Merger Agreement or the Company is in material breach of the Merger Agreement, (iii) the right of each of the Company and Parent to terminate the Merger Agreement if the (a) the Company Stockholder Approval is not obtained, (b) the Merger has not been completed on or before May 16, 2027 (the “Outside Date”), which will be automatically extended by a period of three (3) months if certain regulatory closing conditions remain the only conditions not satisfied or waived as of the Outside Date (other than conditions that by their nature are to be satisfied at the closing) or (c) if the Committee on Foreign Investment in the United States (“CFIUS”) notifies Parent and the Company in writing that it intends to send a report to the President recommending he act to suspend or prohibit the Merger or the President issues an order suspending or prohibiting the Merger. The Merger Agreement also provides that (x) the Company will be required to pay Parent a termination fee of $32,350,000 following or in connection with the termination of the Merger Agreement in certain circumstances, including if the Company terminates the Merger Agreement in order to accept a Superior Proposal as set forth in the Merger Agreement and (y) Parent will be required to pay the Company a termination fee of $32,350,000 following or in connection with the termination of the Merger Agreement in certain circumstances, including if the Company terminates the Merger Agreement as a result of regulatory consents not being obtained on or before the Outside Date or the extension thereof and all other applicable conditions to the closing have been satisfied as of the time of such termination.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

A copy of the Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

Item 2.02.	Results of Operations and Financial Condition

On May 17, 2026, the Company issued a press release announcing the results of its financial performance for its fourth quarter and fiscal year ended March 31, 2026. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. Due to the announcement that the Company and Parent have entered into the Merger Agreement, the Company has canceled its conference call to discuss its fiscal 2026 fourth quarter financial results that was scheduled for 1:30 PM PDT on Thursday, May 21, 2026.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrently with the Merger Agreement, the Board approved the grant of retention awards to each of Scott Howe, Lauren Dillard, Jerry Jones and Vihan Sharma, in the amounts of $500,000, $500,000, $1,000,000 and $500,000, respectively. The retention awards will be payable in cash on the 30th day following the Effective Time (or such earlier date as is determined by Parent), subject to continued employment through such date with the Company or one of its affiliates.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year.

On May 15, 2026, the Company Board approved an amendment and restatement to the Company’s Second Amended and Restated Bylaws (the “Bylaws”, and such amendment and restatement, the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws became effective on May 15, 2026.

The Third Amended and Restated Bylaws provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware or, if neither such court has jurisdiction, any other state court located within the State of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting for or based upon a claim of breach of a fiduciary duty owed by any current or former director, officer or employee of the Company to the Company or the Company’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim against the Company or any current or former director, officer or employee of the Company arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws (in each case, as they may be amended from time to time), (iv) any action asserting a claim related to or involving the Company that is governed by the internal affairs doctrine (as defined by or used in case law under the laws of the State of Delaware), or (v) any action asserting an “internal corporate claim” as the term is defined in Section 115 of the DGCL. The Third Amended and Restated Bylaws also provide that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act or any rule or regulation promulgated thereunder (in each case, as amended from time to time); provided, however, that if such bylaws are, or the application of such bylaw to any person or any circumstance is, illegal, invalid or unenforceable, the Court of Chancery of the State of Delaware shall be the sole and exclusive state court forum for any claim arising under the Securities Act or any rule or regulation promulgated thereunder (in each case, as amended from time to time).

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company is deemed to have notice of and consented to the provisions of the bylaw amendment.

The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 17, 2026, Publicis and the Company published a joint press release announcing the entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Important Information and Where to Find It

This Current Report on Form 8-K and the exhibits hereto may be deemed to be solicitation material in respect of the proposed transaction between the Company, Parent, Merger Sub and Publicis. In connection with the proposed transaction, the Company will be filing documents with the Securities and Exchange Commission (the “SEC”), including preliminary and definitive proxy statements relating to the proposed transaction (the “proxy statement”). The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement and documents incorporated by reference therein. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at www.liveramp.com.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European and French regulations.

Participants in the Solicitation

Publicis, the Company and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed transactions contemplated by the proxy statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of the Company in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. Information about the directors and executive officers of the Company and their ownership of shares of Company common stock and other securities of the Company can be found in the sections entitled “Nominees and Continuing Directors,” “Stock Ownership,” “Compensation Discussion and Analysis,” “Compensation Tables,” and “Non-Employee Director Compensation” included in the Company’s proxy statement in connection with its 2025 Annual Meeting of Shareholders, filed with the SEC on June 27, 2025; in the Form 3 and Form 4 initial statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed by the Company with the SEC, including the Company’s proxy statement relating to the proposed transaction when it becomes available. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or on the Company’s website at www.liveramp.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning Publicis, the Company, the proposed transaction and other matters. Forward-looking statements contained herein could include, among other things, statements regarding the anticipated timing of the consummation of the proposed transaction; statements about management’s confidence in and strategies for performance of the combined businesses; expectations for new and existing products, technologies and opportunities; and expectations regarding growth, sales, cash flows, and earnings. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan,” “contemplate,” “project,” “target” or other comparable terms. These forward-looking statements are not guarantees of future performance. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside the parties’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication including, but not limited to: (1) failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed transaction or the occurrence of any event, change, or other circumstance that could give rise to the right of one or multiple of the parties to terminate the definitive agreement between Parent and the Company; (2) the possibility that the transaction does not close when expected or at all because required regulatory, shareholder, or other approvals are not received or satisfied on a timely basis or at all; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, including those resulting from the announcement, pendency or completion of the transaction; (4) risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth or that such benefits may take longer to realize than expected; (5) failure to realize anticipated benefits of the combined operations; (6) risks relating to unanticipated costs of integration; (7) ability to hire and retain key personnel; (8) ability to successfully integrate the companies’ businesses; (9) the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors, including reputational risk; (10) ability to attract new clients and retain existing clients in the manner anticipated; (11) reliance on and integration of information technology systems; or (12) suffering reduced profits or losses as a result of intense competition; or (13) potential litigation that may be instituted against the Company or its directors or officers related to the proposed transaction or the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, in Part I “Cautionary Statements Relevant to Forward-Looking Information” and Part I, Item 1A, “Risk Factors,” as updated by subsequent Quarterly Reports on Form 10-Q, which are filed with the SEC and those described in documents Publicis has filed with the Autorité des Marchés Financiers (the French securities regulator). The parties do not undertake, nor do they have, any obligation to provide updates or to revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibits
2.1*	Agreement and Plan of Merger, dated as of May 16, 2026, by and among the Company, Parent and Merger Sub and solely for purposes of Section 10.14 thereto, Publicis.
3.1	Third Amended and Restated Bylaws, dated May 15, 2026.
99.1	Press Release of the Company, dated May 17, 2026.
99.2	Joint Press Release of Publicis and the Company, dated May 17, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry Jones
Name:	Jerry Jones
Title:	EVP, Chief Ethics and Legal Officer and Secretary

Date: May 18, 2026